                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 17
Statement of Operations.......................... 18
Statement of Changes in Net Assets............... 19
Financial Highlights............................. 20
Notes to Financial Statements.................... 22
Dividend Reinvestment Plan....................... 27

VMT SAR 2/99

                             LETTER TO SHAREHOLDERS

January 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your trust.

ECONOMIC OVERVIEW
    Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.
    Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.
    In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

                                                             Continued on page 2

MARKET REVIEW
    The bond market continued to rally as interest rates fell during the year, with U.S. Treasury securities outpacing corporate and municipal bonds in price appreciation. Investors' desire for safer investments amid the global economic storm led to strong demand for high-quality bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury yield to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. Meanwhile, the prices of municipal bonds across the credit quality spectrum were suppressed by excess supply, as many bond issuers took advantage of low interest rates to refinance outstanding debt and issue new bonds. At several points during the year, the yield on a AAA-rated long-term municipal bond surpassed the yield of the 30-year U.S. Treasury bond--an unusual occurrence given municipals' tax-exempt status.

OUTLOOK
    Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.
    In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.
    Additional details about your trust, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1998

                       VAN KAMPEN MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VMT)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     2.63%
Six-month total return based on NAV(2)....................     4.46%
 DISTRIBUTION RATES
Distribution rate as a % of closing stock price(3)........     5.99%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)..........................................     9.36%
 SHARE VALUATIONS
Net asset value...........................................  $  10.38
Closing common stock price................................  $10.8125
Six-month high common stock price (11/23/98)..............  $11.5000
Six-month low common stock price (9/4/98).................  $10.6250
Preferred share (Series A) rate(5)........................    3.300%
Preferred share (Series B) rate(5)........................    3.500%
Preferred share (series C) rate(5)........................    3.500%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW

                       VAN KAMPEN MUNICIPAL INCOME TRUST

We recently spoke with the management team of the Van Kampen Municipal Income Trust about the key events and economic forces that shaped the markets during the past six months. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended December 31, 1998.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE TRUST OPERATED DURING THE REPORTING PERIOD?

A Interest rates remained low throughout the period, with the Federal Reserve lowering rates three times toward the end of the year. While Treasury bonds saw a significant increase in prices as a result, municipal bonds experienced only moderate appreciation. The year's overwhelming supply held municipals back as issuers took advantage of the low interest rate environment to issue new bonds and refinance older bonds. In fact, during the year, municipal bond supply increased 31 percent over 1997, with an estimated $290 billion in new issuance. Despite their generally lower yields, municipal bonds continued to represent an excellent value in the marketplace, especially when considering their tax advantages.

Q     HOW DID THESE CONDITIONS AFFECT YOUR MANAGEMENT OF THE TRUST?

A This year, the Trust reached its tenth anniversary, which is significant because many of the bonds we purchased at the Trust's inception have now reached their call dates. These bonds have a feature that allows the issuer to repay (or "call") the bond after a set date--usually about 10 years after its issuance--even if its stated maturity is much later. Because interest rates are lower now than they were 10 years ago, many issuers are choosing to call their bonds and reissue new bonds paying today's lower rates.
    If we hadn't prepared for these calls, the portfolio would have experienced a significant erosion of its income stream because we would have had to replace the older, higher-yielding bonds with securities offering significantly lower yields. However, we have managed the Trust to help improve its protection from bond calls. Over the past several years, we replaced bonds that were nearing their call dates as opportunities arose. Although the new bonds paid lower interest rates than the bonds they replaced, the Trust may benefit in the long run because interest rates to date have continued to decline. The replacement bonds we bought as recently as a year ago provide more income than the Trust would be able to earn if we had waited until now to replace the called bonds. As a result of this process, less than two percent of the portfolio will be called in 1999.
    Another way we managed the Trust's call protection was to look for noncallable bonds, which cannot be removed from the portfolio until their stated maturity unless we choose to sell them. We were able to purchase several noncallable bonds during the reporting period and will seek bonds with this favorable feature going forward.

Q     WHAT OTHER STRATEGIES DID YOU PURSUE DURING THE PAST SIX MONTHS?

A With such heavy new issuance volume during the past year, we pursued some opportunities for short-term price appreciation. For example, when the Long Island Power Authority (LIPA) issued nearly $3.5 billion in new bonds--an unusually large municipal issuance--we saw an opportunity to create value for Trust shareholders. Because the issue was so large, it had to offer a competitive yield to generate enough interest to sell all of the bonds. We purchased several LIPA bonds because we believed market demand would increase after the initial offering and we'd be able to sell the bonds at a profit. An increase in demand did occur, and we were able to sell the bonds for more than their original purchase price. However, we retained some of the LIPA bonds because their credit quality, yield, and maturity were attractive.
    In addition, we took advantage of current market conditions to enhance the credit quality of the Trust. As bonds were sold from the portfolio, we replaced them with AAA-rated bonds whenever we felt it was beneficial to do so. With a minimal difference in yield between AAA bonds and lower-rated bonds, we felt that higher-rated bonds provided a better value. More than half of the portfolio's holdings were AAA-rated at the end of the year. For additional Trust portfolio highlights, please refer to page 9.

Q     HOW DID THE TRUST PERFORM DURING THE YEAR?

A The Trust generated a 2.63 percent(1) total return based on market price for the six-month period ended December 31, 1998. This reflects a slight decrease in market price from $10.875 on June 30, 1998, to $10.8125 on
December 31, 1998, plus reinvestment of dividends. In addition, the Trust provided a distribution rate of 5.99 percent(3) based on its closing common stock price on December 31, 1998. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.36 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. Please refer to the chart on page 3 for additional Trust performance results.
    In December, the Board of Trustees approved a decrease in the Trust's monthly dividend from $0.056 per share to $0.054 per share. As higher-yielding bonds were called from the portfolio, we had to replace them with current, lower-yielding bonds, which resulted in a decline in the Trust's earnings. Despite the dividend decrease, we believe that the Trust offers a competitive yield, especially when considering its exemption from federal income taxes.

Q     HOW DID LEVERAGE AFFECT THE TRUST'S RETURNS?

A The Trust employs leverage to help enhance returns to shareholders. The process involves borrowing money at short-term interest rates by issuing preferred shares, and then investing the proceeds into longer-term bonds, which typically pay higher rates. The difference between the long-term rates earned by the Trust and the short-term rates paid on the preferred shares is passed along to shareholders in the Trust's dividend.

    Shareholders benefited from the use of leverage during the reporting period. As short-term interest rates inched lower, we paid less interest on our preferred shares and more of the Trust's earnings were available for common shareholders. This income helped support the Trust's dividend as interest rates continued to decline. It should be noted that an increase in short-term interest rates would raise the Trust's borrowing costs and have a negative effect on the dividend-paying ability of common shares and possibly the price of those shares.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A We believe that 1999 will present a positive environment for bonds, with a continuation of low interest rates. Leverage should play an important role in supporting the Trust because we anticipate an attractive spread between short- and long-term interest rates.
    In addition, we believe that fewer bonds will be coming to market insured, which will provide a greater selection of lower-rated investment-grade bonds with competitive yields. This will allow our experienced research staff to carefully select those bonds with higher coupon rates that they believe have the strongest underlying quality. We also anticipate that the difference in yields between lower-rated and higher-rated bonds will tend to increase.
    We believe that municipal bonds will represent an excellent value throughout 1999. If the international situation remains uncertain and the stock market experiences ongoing volatility, the demand for investment-grade bonds should stay strong. Municipal bonds should continue to provide significantly higher yields than Treasury bonds on an after-tax basis, and we expect to see demand for them pick up in the later half of the year as the market recognizes their value.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN MUNICIPAL INCOME TRUST
 TOP TEN PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF DECEMBER 31, 1998                        AS OF JUNE 30, 1998
Health Care.................  18.5%          Health Care.................  16.8%
General Purpose.............  11.1%          Transportation..............  11.1%
Wholesale Electric..........   8.7%          General Purpose.............   9.5%
Industrial Revenue..........   7.8%          Wholesale Electric..........   9.0%
Airport.....................   7.6%          Industrial Revenue..........   8.1%
Transportation..............   6.9%          Airport.....................   7.5%
Public Building.............   6.3%          Single-Family Housing.......   6.4%
Higher Education............   6.1%          Public Building.............   5.7%
Single-Family Housing.......   6.0%          Higher Education............   5.6%
Water & Sewer...............   5.0%          Retail
                                               Electric/Gas/Telephone....   5.2%


 PORTFOLIO COMPOSITION BY CREDIT QUALITY AS
 A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF DECEMBER 31, 1998                     AS OF JUNE 30, 1998
AAA..............   59.5                  AAA.............   50.5
AA...............    3.6                  AA..............    5.4
A................   12.9      PIE CHART   A...............   17.1      PIE CHART
BBB..............   21.9                  BBB.............   23.4
BB...............    0.1                  BB..............    1.4
NON-RATED........    2.0                  NON-RATED.......    2.2

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.
 DIVIDEND HISTORY

BAR GRAPH


For the Period Ended December 31, 1998

                                                           DIVIDEND
                                                           --------
7/98                                                         0.056
8/98                                                         0.056
9/98                                                         0.056
10/98                                                        0.056
11/98                                                        0.056
12/98                                                        0.054

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  107.6%
          ALABAMA  2.7%
$   500   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co.............................   6.450%  12/01/23   $    531,620
 12,240   Montgomery, AL BMC Spl Care Facs Fin Auth Rev
          Baptist Hlth Ser B (MBIA Insd).................   5.000   11/15/29     11,874,146
                                                                               ------------
                                                                                 12,405,766
                                                                               ------------
          ARKANSAS  0.2%
  1,000   Conway, AR Hosp Rev Conway Regl Hosp Rfdg......   8.375   07/01/11      1,067,970
                                                                               ------------
          CALIFORNIA  2.3%
  9,270   California Hsg Fin Agy Rev Homeowner Mtg Ser
          D..............................................       *   08/01/20      1,775,483
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................       *   09/01/17      1,981,650
  6,075   Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA
          Insd) (b)......................................   6.000   06/01/09      6,995,788
                                                                               ------------
                                                                                 10,752,921
                                                                               ------------
          COLORADO  9.0%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   6.950   08/31/20      1,196,190
  1,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......   7.000   08/31/26      1,798,650
 19,405   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C (Prerefunded @ 08/31/05)......       *   08/31/26      3,092,769
  1,825   Denver, CO City & Cnty Arpt Rev Ser A..........   8.500   11/15/07      1,989,305
 11,330   Denver, CO City & Cnty Arpt Rev Ser A (b)......   8.250   11/15/12     12,278,321
  5,115   Denver, CO City & Cnty Arpt Rev Ser A (b)......   8.500   11/15/23      5,565,836
  4,410   Denver, CO City & Cnty Arpt Rev Ser A..........   8.750   11/15/23      4,965,881
  1,070   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................   8.250   11/15/12      1,183,762
  1,590   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).......................   8.750   11/15/23      1,838,612
  2,000   Douglas Cnty, CO Sch Dist No 1 Rev Douglas &
          Elbert Cntys Impt Ser A (Prerefunded @
          12/15/04) (MBIA Insd) (b)......................   6.400   12/15/11      2,283,420
  3,000   Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc
          East)..........................................   7.500   12/01/11      3,276,420
  1,850   Montrose Cnty, CO Ctfs Partn...................   6.350   06/15/06      2,029,062
                                                                               ------------
                                                                                 41,498,228
                                                                               ------------
          CONNECTICUT  1.5%
  4,000   Connecticut St Hlth & Edl Facs Auth Rev
          Quinnipiac College Ser E (FSA Insd) (a)........   4.750   07/01/28      3,825,800
  3,100   Stamford, CT Hsg Auth Multi-Family Rev
          Fairfield Apts Proj Rfdg.......................   4.750   12/01/28      3,092,591
                                                                               ------------
                                                                                  6,918,391
                                                                               ------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.8%
$   710   District of Columbia Ctfs Partn................   6.875%  01/01/03   $    742,561
  2,775   District of Columbia Hosp Rev Medlantic
          Hlthcare Ser A Rfdg (MBIA Insd) (b)............   5.250   08/15/12      2,962,978
                                                                               ------------
                                                                                  3,705,539
                                                                               ------------
          FLORIDA  2.7%
  3,000   Broward Cnty, FL Arpt Sys Rev Ser G (AMBAC
          Insd) (a)......................................   5.000   10/01/23      2,947,500
  4,660   Florida St Brd Edl Cap Outlay Pub Ed Ser A Rfdg
          (Prerefunded @ 06/01/00).......................       *   06/01/15      1,551,221
  4,000   Sarasota Cnty, FL Pub Hosp Brd Miles Sarasota
          Mem Hosp Proj Ser A (Embedded Cap) (MBIA
          Insd)..........................................   3.903   10/01/21      3,760,000
  4,000   South Miami, FL Hlth Facs Auth Hosp Rev Baptist
          Hlth Sys Oblig Group (MBIA Insd)...............   5.000   11/15/28      3,966,040
                                                                               ------------
                                                                                 12,224,761
                                                                               ------------
          GEORGIA  8.3%
  6,095   Fulton Cnty, GA Lease Rev......................   7.250   06/15/10      7,100,244
 20,000   Georgia Local Gov Ctfs Partn Grantor Trust Ser
          A (MBIA Insd) (b)..............................   4.750   06/01/28     19,316,800
  2,635   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................   6.500   01/01/20      3,162,659
  3,000   Georgia Muni Elec Auth Pwr Rev Ser B (FGIC
          Insd) (b)......................................   6.250   01/01/17      3,498,480
  5,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg (MBIA
          Insd) (b)......................................   5.500   01/01/20      5,353,200
                                                                               ------------
                                                                                 38,431,383
                                                                               ------------
          IDAHO  0.5%
  2,080   Boise, ID Urban Renewal Agy Pkg Rev Ser A
          (b)............................................   8.125   09/01/15      2,116,941
                                                                               ------------
          ILLINOIS  12.2%
  4,000   Chicago, IL Midway Arpt Rev Ser B (MBIA
          Insd)..........................................   5.000   01/01/35      3,892,600
 13,970   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84A.........................   8.850   05/01/18     15,407,514
  2,645   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84B.........................   8.850   05/01/18      2,915,689
  4,895   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)..........................................       *   01/01/07      3,515,785
  1,000   Chicago, IL Ser B Rfdg (AMBAC Insd) (b)........   5.125   01/01/15      1,044,560
  2,000   Illinois Edl Fac Auth Rev Lewis Univ...........   6.125   10/01/26      2,114,040
  1,450   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15      1,637,311
  1,275   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15      1,438,889
    570   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E..........................................   9.500   11/15/19        643,809
  1,310   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser E (Prerefunded @ 11/15/00).................   9.500   11/15/19      1,472,951
  1,000   Illinois Hlth Fac Auth Rev Lutheran Social Svcs
          Proj Ser A (Prerefunded @ 08/01/00) (LOC: Bank
          of Japan) (b)..................................   7.650   08/01/20      1,084,090
  3,205   Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg (b).......................................   6.000   11/15/23      3,401,563

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Prerefunded @ 08/15/01).......................   8.000%  08/15/21   $  2,246,820
  4,000   Illinois Hlth Fac Auth Rev Sherman Hlth Sys
          (AMBAC Insd) (b)...............................   5.250   08/01/22      4,020,800
 45,775   Illinois Hsg Dev Auth Multi-Family Hsg Ser A...       *   07/01/27      5,192,258
  1,745   Illinois Hsg Dev Auth Multi-Family Hsg Ser C...   7.400   07/01/23      1,848,147
  1,250   Sangamon Cnty, IL Ctfs Partn...................  10.000   12/01/06      1,728,312
  6,500   Will Cnty, IL Cmnty Unit Sch Dist No 365 (FSA
          Insd)..........................................       *   11/01/17      2,494,700
                                                                               ------------
                                                                                 56,099,838
                                                                               ------------
          INDIANA  0.7%
  1,370   Indiana Hlth Fac Fin Auth Hosp Rev Bartholomew
          Cnty Hosp Proj (Prerefunded @ 08/15/00) (FSA
          Insd) (b)......................................   7.750   08/15/20      1,489,834
  1,650   Indiana St Edl Fac Auth Rev Univ Evansville
          Proj (Prerefunded @ 11/01/00)..................   8.125   11/01/10      1,819,587
                                                                               ------------
                                                                                  3,309,421
                                                                               ------------
          KENTUCKY  0.5%
  2,190   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd)............   6.250   03/01/09      2,511,908
                                                                               ------------
          LOUISIANA  2.9%
  6,000   Jefferson Parish, LA Hosp Svc Dist No 2 Hosp
          Rev
          (FSA Insd) (a).................................   5.000   07/01/28      5,833,200
  1,055   Lafayette, LA Pub Fin Auth Single Family Mtg
          Rev Ser A Rfdg.................................   8.500   11/15/12      1,100,014
  4,924   Louisiana Pub Fac Auth Rev Multi-Family Hsg
          Pontchatn Arpts Ser B (GNMA Collateralized)
          (b)............................................   8.375   07/20/23      5,176,215
  1,250   New Orleans, LA Hsg Dev Corp Multi-Family Rev
          Hsg Southwood Patio Ser A (FNMA
          Collateralized)................................   7.700   02/01/22      1,360,213
                                                                               ------------
                                                                                 13,469,642
                                                                               ------------
          MAINE  0.2%
    840   Maine St Hsg Auth Ser C........................   8.300   11/15/20        858,001
                                                                               ------------
          MARYLAND  1.7%
  2,180   Baltimore, MD Cap Apprec Ser A (FGIC Insd).....       *   10/15/09      1,274,777
  2,470   Baltimore, MD Cap Apprec Ser A (Prerefunded @
          10/15/05) (FGIC Insd)..........................       *   10/15/09      1,481,333
  5,000   Maryland St Hlth & Higher Edl Facs Auth Rev
          Medlantic/Helix Issue Ser B (AMBAC Insd).......   5.250   08/15/38      5,233,050
                                                                               ------------
                                                                                  7,989,160
                                                                               ------------
          MASSACHUSETTS  4.4%
  2,185   Boston, MA Wtr & Swr Commn Rev Genl Sr Ser D
          (FGIC Insd) (a)................................   4.750   11/01/22      2,072,844
  5,000   Boston, MA Wtr & Swr Commn Rev Genl Sr Ser D
          (FGIC Insd) (a)................................   5.000   11/01/28      4,904,650

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 2,570   Massachusetts St Hlth & Edl Fac Auth Rev
          Farmingham Union Hosp Ser B (Prerefunded @
          07/01/00)......................................   8.500%  07/01/10   $  2,792,768
  1,000   Massachusetts St Indl Fin Agy Rev Higher Edl
          Hampshire College Proj.........................   5.625   10/01/12      1,034,160
 10,000   Massachusetts St Wtr Res Auth Genl Ser A (FSA
          Insd)..........................................   4.750   08/01/27      9,440,100
                                                                               ------------
                                                                                 20,244,522
                                                                               ------------
          MICHIGAN  3.5%
  1,180   Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmnty Hlth Ctr.................................   5.750   05/15/18      1,226,268
  4,260   Michigan St Hosp Fin Auth Rev Hosp Battle Creek
          Hosp Ser G Rfdg................................   9.500   11/15/15      4,797,570
  2,000   Michigan St Hosp Fin Auth Rev Hosp Bay Med Cent
          Ser A Rfdg (Crossover Rfdg @ 07/01/00) (b).....   8.250   07/01/12      2,171,460
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/18      1,007,580
  4,895   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................   5.500   10/01/27      4,916,244
  2,000   Michigan St Hosp Fin Auth Rev Hosp Hackley Hosp
          Ser A Rfdg.....................................   5.000   05/01/18      1,924,320
                                                                               ------------
                                                                                 16,043,442
                                                                               ------------
          MINNESOTA  1.1%
  5,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg (MBIA Insd).............................   4.750   01/01/16      4,945,400
                                                                               ------------
          MISSISSIPPI  0.4%
  1,500   Mississippi Hosp Equip & Fac MS Baptist Med
          Cent Rfdg (MBIA Insd)..........................   6.000   05/01/13      1,642,020
                                                                               ------------
          MISSOURI  0.7%
  3,000   Missouri St Hsg Dev Cmnty Mtg Rev Ser B Rfdg
          (FHA Gtd) (b)..................................   7.000   09/01/10      3,172,560
                                                                               ------------
          NEBRASKA  1.1%
  4,835   Nebraska Invt Fin Single Family Mtg Rev Pgm B
          (Inverse Fltg) (GNMA Insd) (b).................  11.470   03/15/22      5,264,106
                                                                               ------------
          NEVADA  0.4%
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          B Rfdg.........................................   5.900   10/01/30      2,017,220
                                                                               ------------
          NEW YORK  14.6%
  2,000   Long Island Pwr Auth NY Elec Sys Rev Genl (FSA
          Insd)..........................................   4.000   04/01/05      1,996,620
  9,755   Long Island Pwr Auth NY Elec Sys Rev Genl (MBIA
          Insd)..........................................   4.100   04/01/07      9,707,201
  2,250   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C (Prerefunded @ 06/15/01).............   7.750   06/15/20      2,500,515
  7,000   New York City Ser A (b)........................   7.000   08/01/04      8,031,030
  4,500   New York City Ser B (AMBAC Insd) (b)...........   7.250   08/15/07      5,469,390
  2,700   New York City Ser C............................   7.000   08/15/08      2,907,819
  1,100   New York City Ser C (Prerefunded @ 08/15/01)...   7.000   08/15/08      1,194,017

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 6,930   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd) (b).................   5.400%  01/01/18   $  7,359,729
  8,625   New York St Dorm Auth Rev City Univ Ser F
          (b)............................................   5.500   07/01/12      9,037,103
  4,615   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          (b)............................................   7.000   05/15/16      4,903,391
    415   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11        454,313
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A......................................   5.250   01/01/21      2,506,525
  2,635   New York St Urban Dev Corp Rev Youth Fac.......   5.875   04/01/08      2,868,830
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd) (b)...........   5.750   12/01/22      4,265,480
  4,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd) (b)...........   5.750   12/01/25      4,226,760
                                                                               ------------
                                                                                 67,428,723
                                                                               ------------
          NORTH CAROLINA  3.9%
  1,000   North Carolina Med Care Comm Catholic Hlth East
          Ser C (AMBAC Insd).............................   5.000   11/15/28        985,440
 15,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd) (b)............................   6.000   01/01/12     17,188,350
                                                                               ------------
                                                                                 18,173,790
                                                                               ------------
          OHIO  3.8%
  3,000   Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp Ser A (a)...........................   5.375   11/15/18      2,926,500
 10,000   Hamilton Cnty, OH Hosp Fac Rev Childrens Hosp
          Med Ctr Ser G (MBIA Insd)......................   4.750   05/15/28      9,462,200
  3,830   Mason, OH Hlthcare Fac MCV Hlthcare Fac (FHA
          Gtd) (Prerefunded @ 02/01/01)..................   7.625   02/01/40      4,249,347
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)...............   6.375   04/01/29      1,111,350
                                                                               ------------
                                                                                 17,749,397
                                                                               ------------
          OREGON  0.6%
  2,500   Oregon St Hsg & Cmnty Svcs Dept Mtg Rev Single
          Family Mtg Proj Ser B..........................   6.875   07/01/28      2,672,550
                                                                               ------------
          PENNSYLVANIA  7.5%
  6,460   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg (b)......   6.100   07/15/20      6,822,083
  2,500   Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)....................................   7.670   06/18/15      2,868,750
  1,700   Harrisburg, PA Cap Apprec Notes Ser F Rfdg
          (AMBAC Insd)...................................       *   09/15/14        789,939
  5,000   Pennsylvania St Higher Edl Assist Agy Student
          Ln Rev Ser B (Inverse Fltg) (MBIA Insd) (b)....  10.899   03/01/20      5,550,000
  1,770   Philadelphia, PA Auth Indl Dev Rev Edl Comm Fgn
          Med Grads (MBIA Insd)..........................   5.000   06/01/18      1,759,274

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Philadelphia, PA Auth Indl Dev Rev Edl Comm Fgn
          Med Grads (MBIA Insd)..........................   5.000%  06/01/21   $    986,030
  1,750   Philadelphia, PA Sch Dist Cap Apprec Ser A Rfdg
          (AMBAC Insd)...................................       *   07/01/01      1,593,217
  5,000   Philadelphia, PA Sch Dist Ser A (MBIA Insd)
          (a)............................................   4.500   04/01/23      4,601,200
  2,500   Philadelphia, PA Sch Dist Ser A (MBIA Insd)
          (a)............................................   4.750   04/01/27      2,367,825
  2,000   Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A
          Rfdg...........................................   6.000   12/01/13      2,284,800
  4,745   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset
          Fin Pgm Ser C (AMBAC Insd) (b).................   7.700   12/01/15      4,968,015
                                                                               ------------
                                                                                 34,591,133
                                                                               ------------
          RHODE ISLAND  0.2%
  1,000   Providence, RI Pub Bldg Auth Genl Rev Ser B
          (FSA Insd) (b).................................   7.250   12/15/10      1,086,200
                                                                               ------------
          SOUTH CAROLINA  0.4%
  1,610   South Carolina St Hsg Fin & Dev Auth Homeowner
          Mtg Ser A......................................   7.400   07/01/23      1,694,380
                                                                               ------------
          TENNESSEE  2.1%
  8,985   Tennessee Hsg Dev Agy Mtg Fin Ser A (b)........   7.125   07/01/26      9,680,169
                                                                               ------------
          TEXAS  9.7%
 15,000   Brazos River Auth TX Pollutn Ctl Rev Adj Utils
          Elec Co Rfdg (b)...............................   5.550   06/01/30     14,877,900
  7,065   Dallas Cnty, TX Util & Reclamation Dist Cap
          Apprec (MBIA Insd).............................       *   02/15/20      1,571,751
  2,800   Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
          (FGIC Insd)....................................   5.000   08/15/17      2,813,272
  6,000   Harris Cnty, TX Ctfs Oblig (a).................   4.500   10/01/23      5,540,280
  4,820   Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/18      1,637,740
  1,000   Harris Cnty, TX Toll Rd (Prerefunded @
          08/15/09) (AMBAC Insd).........................       *   08/15/21        276,410
  2,400   Port Arthur, TX Navig Dist Rfdg (AMBAC Insd)...   4.875   03/01/19      2,351,544
  4,000   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (PSF
          Gtd)...........................................       *   08/15/20      1,261,160
  4,395   Rockwall, TX Ind Sch Dist Cap Apprec Rfdg (PSF
          Gtd)...........................................       *   08/15/21      1,293,492
  3,525   Texas Muni Pwr Agy Rev Cap Apprec Rfdg (AMBAC
          Insd)..........................................       *   09/01/07      2,429,712
  8,220   Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd) (b)................   5.500   09/01/13      8,757,259
  1,475   Waxahachie, TX Cmnty Dev Corp Sales Tax Rev
          (MBIA Insd)....................................       *   08/01/21        426,393
  1,270   Waxahachie, TX Cmnty Dev Corp Sales Tax Rev
          (MBIA Insd)....................................       *   08/01/22        347,485
  1,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21      1,361,837
                                                                               ------------
                                                                                 44,946,235
                                                                               ------------

                                               See Notes to Financial Statements

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity   Market Value
-------------------------------------------------------------------------------------------
          UTAH  1.6%
$ 5,210   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj...........................................   7.900%  06/01/17   $  5,386,307
  1,000   Salt Lake Cnty, UT College Rev Westminster
          College Proj...................................   5.750   10/01/27      1,038,070
  1,040   Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2........................................   6.250   07/01/14      1,110,938
                                                                               ------------
                                                                                  7,535,315
                                                                               ------------
          VIRGINIA  0.3%
  1,200   Blue Ridge Regl Jail Auth VA Regl Jail Fac Rev
          (MBIA Insd)....................................   5.200   12/01/17      1,228,368
                                                                               ------------
          WASHINGTON  1.2%
  6,000   Central Puget Sound WA Regl Tran Auth Sales Tax
          & Mtr Veh Excise Tax Rev (FGIC Insd) (a).......   4.750   02/01/28      5,687,520
                                                                               ------------
          WEST VIRGINIA  0.6%
  2,480   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000   08/01/20      2,638,794
                                                                               ------------
          WISCONSIN  3.2%
  2,835   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/11      1,574,757
  1,495   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/12        782,842
  1,565   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/13        771,013
  1,670   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/14        776,199
  1,000   Southeast WI Professional Baseball Pk Dist
          Lease Ctfs Partn (MBIA Insd)...................       *   12/15/16        412,720
  2,750   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd)...........   5.500   12/15/26      2,979,790
  8,000   Wisconsin St Hlth & Edl Facs Auth Rev Marquette
          Univ (MBIA Insd)...............................   4.750   06/01/28      7,523,280
                                                                               ------------
                                                                                 14,820,601
                                                                               ------------
          PUERTO RICO  0.1%
    365   Puerto Rico Elec Pwr Auth Pwr Ser N............   7.000   07/01/07        377,019
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  107.6%
  (Cost $465,533,103).......................................................    496,999,334
SHORT-TERM INVESTMENTS  2.1%
  (Cost $9,780,000).........................................................      9,780,000
                                                                               ------------
TOTAL INVESTMENTS  109.7%
  (Cost $475,313,103).......................................................    506,779,334
LIABILITIES IN EXCESS OF OTHER ASSETS  (9.7%)...............................    (45,016,084)
                                                                               ------------
NET ASSETS  100.0%..........................................................   $461,763,250
                                                                               ============

 *  Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for open futures transactions and when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $475,313,103).......................  $506,779,334
Receivables:
  Interest..................................................     6,550,461
  Investments Sold..........................................       170,000
Other.......................................................         2,671
                                                              ------------
    Total Assets............................................   513,502,466
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    50,060,465
  Custodian Bank............................................       879,919
  Income Distributions -- Common and Preferred Shares.......       277,260
  Investment Advisory Fee...................................       235,750
  Variation Margin on Futures...............................        18,750
  Affiliates................................................        18,075
Accrued Expenses............................................       150,465
Trustees' Deferred Compensation and Retirement Plans........        98,532
                                                              ------------
    Total Liabilities.......................................    51,739,216
                                                              ------------
NET ASSETS..................................................  $461,763,250
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,587,297 shares issued and
  outstanding)..............................................       285,873
Paid in Surplus.............................................   264,846,304
Net Unrealized Appreciation.................................    31,084,617
Accumulated Undistributed Net Investment Income.............       970,925
Accumulated Net Realized Loss...............................      (424,469)
                                                              ------------
    Net Assets Applicable to Common Shares..................   296,763,250
                                                              ------------
NET ASSETS..................................................  $461,763,250
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($296,763,250 divided by
  28,587,297 shares outstanding)............................  $      10.38
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $14,015,486
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,394,082
Preferred Share Maintenance.................................      223,478
Custody.....................................................       16,264
Trustees' Fees and Expenses.................................       12,388
Legal.......................................................       10,630
Other.......................................................      190,569
                                                              -----------
    Total Expenses..........................................    1,847,411
                                                              -----------
NET INVESTMENT INCOME.......................................  $12,168,075
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 5,394,889
  Options...................................................      146,358
  Futures...................................................      351,439
                                                              -----------
Net Realized Gain...........................................    5,892,686
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   33,383,365
                                                              -----------
  End of the Period:
    Investments.............................................   31,466,231
    Futures.................................................     (381,614)
                                                              -----------
                                                               31,084,617
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,298,748)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,593,938
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $15,762,013
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1998 and
                    the Year Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended     Year Ended
                                                          December 31, 1998   June 30, 1998
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................   $ 12,168,075      $ 25,289,969
Net Realized Gain........................................      5,892,686         5,265,942
Net Unrealized Appreciation/Depreciation During the
  Period.................................................     (2,298,748)        2,077,934
                                                            ------------      ------------
Change in Net Assets from Operations.....................     15,762,013        32,633,845
                                                            ------------      ------------
Distributions from Net Investment Income:
  Common Shares..........................................     (9,528,062)      (19,639,177)
  Preferred Shares.......................................     (2,886,155)       (5,972,446)
                                                            ------------      ------------
Total Distributions......................................    (12,414,217)      (25,611,623)
                                                            ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      3,347,796         7,022,222
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................      1,071,157         2,074,652
                                                            ------------      ------------
TOTAL INCREASE IN NET ASSETS.............................      4,418,953         9,096,874
NET ASSETS:
Beginning of the Period..................................    457,344,297       448,247,423
                                                            ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $970,925 and $1,217,067,
  respectively)..........................................   $461,763,250      $457,344,297
                                                            ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months Ended     ----------------------------------------
                                    December 31, 1998      1998       1997       1996      1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)................         $10.263          $10.014     $9.758    $9.760    $ 9.924
                                        --------         --------    -------    ------    -------
Net Investment Income...........            .426             .890       .916      .940       .964
Net Realized and Unrealized
  Gain/Loss.....................            .127             .261       .264      .048      (.065)
                                        --------         --------    -------    ------    -------
Total from Investment
  Operations....................            .553            1.151      1.180      .988       .899
                                        --------         --------    -------    ------    -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..............            .334             .692       .720      .770       .840
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders....            .101             .210       .204      .220       .223
  Distributions from and in
    Excess of Net Realized Gain
    Paid to Common
    Shareholders................             -0-              -0-        -0-       -0-        -0-
                                        --------         --------    -------    ------    -------
Total Distributions.............            .435             .902       .924      .990      1.063
                                        --------         --------    -------    ------    -------
Net Asset Value, End of the
  Period........................         $10.381          $10.263    $10.014    $9.758    $ 9.760
                                        ========         ========    =======    ======    =======
Market Price Per Share at End of
  the Period....................        $10.8125         $10.8750    $10.875    $9.875    $11.125
Total Investment Return at
  Market Price (a)..............           2.63%*           6.85%     18.32%    (4.27%)     8.59%
Total Return at Net Asset
  Value (b).....................           4.46%*           9.62%     10.24%     8.02%      7.24%
Net Assets at End of the Period
  (In millions).................         $ 461.8           $457.3     $448.2    $438.7     $436.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**......................           1.24%            1.23%      1.28%     1.31%      1.33%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common
  Shares (c)....................           6.22%            6.64%      7.18%     7.26%      7.56%
Portfolio Turnover..............             48%*            103%        53%       29%        38%
 * Non-Annualized
 ** Ratio of Expenses to Average
  Net
    Assets Including Preferred
    Shares......................            .80%             .79%       .80%      .82%       .83%

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

Year Ended June 30,
-----------------------------------------------------
       1994      1993      1992      1991      1990
-----------------------------------------------------
      $11.133   $10.688   $ 9.805   $ 9.534   $ 9.767
      -------   -------   -------   -------   -------
        1.000     1.078     1.095     1.093     1.070
       (1.214)     .520      .848      .295     (.229)
      -------   -------   -------   -------   -------
        (.214)    1.598     1.943     1.388      .841
      -------   -------   -------   -------   -------
         .840      .829      .791      .725      .685
         .155      .162      .238      .337      .389
          -0-      .162      .031      .055       -0-
      -------   -------   -------   -------   -------
         .995     1.153     1.060     1.117     1.074
      -------   -------   -------   -------   -------
      $ 9.924   $11.133   $10.688   $ 9.805   $ 9.534
      =======   =======   =======   =======   =======
      $11.125   $12.000   $11.375   $10.125   $ 9.250
       (0.05%)   15.20%    21.65%    18.71%     4.65%
       (3.63%)   13.97%    18.08%    11.61%     4.76%
      $ 437.7   $ 467.9   $ 452.7   $ 426.7   $ 418.3
        1.28%     1.25%     1.35%     1.46%     1.43%
        7.86%     8.41%     8.41%     7.88%     7.11%
          45%       45%       27%       69%      116%
         .82%      .80%      .84%      .89%      .87%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust, formerly known as Van Kampen American Capital Municipal Income Trust, (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $6,317,153 which will expire on June 30, 2004.

    At December 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $475,313,103; the aggregate gross unrealized appreciation is $32,195,908 and the aggregate gross unrealized depreciation is $729,677, resulting in net unrealized appreciation on on long- and short-term investments of $31,466,231.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 1998, the Trust recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended December 31, 1998, the Trust recognized expenses of approximately $78,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 1998 and June 30, 1998, common shares paid in surplus aggregated $264,846,304 and $263,776,167 respectively.

    Transactions in common shares were as follows:

                                            SIX MONTHS ENDED      YEAR ENDED
                                            DECEMBER 31, 1998    JUNE 30, 1998
------------------------------------------------------------------------------
Beginning Shares...........................    28,485,339         28,286,058
Shares Issued Through Dividend
  Reinvestment.............................       101,958            199,281
                                               ----------         ----------
Ending Shares..............................    28,587,297         28,485,339
                                               ==========         ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments excluding short-term investments, were $252,420,753 and $226,947,861, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options, each with a par value of $100,000, for the six months ended December 31, 1998, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at June 30, 1998.......................     -0-     $     -0-
Options Written and Purchased (Net)................   1,100       186,403
Options Terminated in Closing Transactions (Net)...    (700)     (384,955)
Options Expired (Net)..............................    (400)      198,552
                                                      -----     ---------
Outstanding at December 31, 1998...................     -0-     $     -0-
                                                      =====     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1998................................      -0-
Futures Opened..............................................    2,325
Futures Closed..............................................   (1,275)
                                                               ------
Outstanding at December 31, 1998............................    1,050
                                                               ======

                         December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of December 31, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                               UNREALIZED
                                                              APPRECIATION/
                                                  CONTRACTS   DEPRECIATION
---------------------------------------------------------------------------
Long Contracts
U.S. Treasury Bond Future, March 1999--
  (Current Notional Value of $127,781 per
  contract)......................................     450       $(692,316)
Short Contracts
Municipal Bond Future, March 1999--
  (Current Notional Value of $125,000 per
  contract)......................................     600         310,702
                                                    -----       ---------
                                                    1,050       $(381,614)
                                                    =====       =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 330 shares of rate adjusted tax-exempt preferred shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently reset every 28 days through an auction process. The average rate in effect on December 31, 1998, was 3.433%. During the six months ended December 31, 1998, the rates ranged from 3.250% to 3.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                       VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer, and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.